Exhibit 10.29

XENOGEN CORPORATION

STAND-ALONE STOCK OPTION AGREEMENT

I.	NOTICE OF STOCK OPTION GRANT

William A. Albright, Jr.

You have been granted a Nonstatutory Stock Option to purchase Common Stock of the Company, subject to the terms and conditions of this Agreement, as follows:

Date of Grant	July 13, 2004

Vesting Commencement Date	July 1, 2004

Exercise Price per Share	$6.50

Total Number of Shares Granted	200,000

Total Exercise Price	$1,300,000.00

Term/Expiration Date:	July 13, 2014

Vesting Schedule:

This Option shall vest and may be exercised, in whole or in part, in accordance with the following schedule:

25% of the Shares subject to the Option shall vest one year after the Vesting Commencement Date, and 1/48th of the Shares subject to the Option shall vest each month thereafter, subject to Optionee continuing to be a Service Provider through each such date.

Termination Period

This Option will be exercisable for thirty (30) days after Optionee ceases to be a Service Provider to the extent it has vested as of such date (in accordance with Section 8 of this Agreement); provided, however, that if Optionee ceases to be a Service Provider as the result of his or her death or Disability, this Option may be exercised for twelve (12) months after Optionee ceases to be a Service Provider to the extent it has vested as of such date (in accordance with Sections 9 and 10 of this Agreement). In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.	AGREEMENT

1. Definitions. As used herein, the following definitions shall apply:

(a) “Agreement” means this stock option agreement between the Company and Optionee evidencing the terms and conditions of this Option.

(b) “Applicable Laws” means the requirements relating to the administration of stock options under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that may apply to this Option.

(c) “Board” means the Board of Directors of the Company or any committee of the Board that has been designated by the Board to administer this Agreement.

(d) “Cause” means (1) a Service Provider’s failure to perform (other than due to mental or physical disability or death) the duties of his or her position (as they may exist from time to time) to the reasonable satisfaction of the Company (or the successor corporation) after receipt of a written warning and failure to cure any such non-performance within ten business days of receipt of such written warning; (2) any act of dishonesty taken in connection with a Service Provider’s responsibilities as a service provider that is intended to result in such Service Provider’s personal enrichment; (3) a Service Provider’s conviction or plea of no contest to a crime that negatively reflects on such Service Provider’s fitness to perform his or her duties or harms the Company’s (or the successor corporation’s) reputation or business; (4) willful misconduct by a Service Provider that is injurious to the Company’s (or the successor corporation’s) reputation or business; or (5) a Service Provider’s willful violation of a material Company employment policy. For purposes of this definition, an act or failure to act will be deemed “willful” if effected not in good faith or without reasonable belief that such action or failure to act was in the best interests of the Company (or the successor corporation).

(e) “Change in Control” means the occurrence of any of the following events:

(1) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(2) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(3) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

Notwithstanding the foregoing, a transaction shall not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation; (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction; (iii) it constitutes the

Company’s initial public offering of its equity securities; or (iv) it is a transaction effected primarily for the purpose of financing the Company with cash (as determined by the Board in its discretion and without regard to whether such transaction is effectuated by a merger, equity financing or otherwise).

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Common Stock” means the common stock of the Company.

(h) “Company” means Xenogen Corporation, a Delaware corporation.

(i) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity and is compensated for such services.

(j) “Director” means a member of the Board.

(k) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(l) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the time of determination; or

(3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(o) “Nonstatutory Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(p) “Notice of Grant” means a written notice, in Part I of this Agreement, evidencing certain the terms and conditions of this Option grant. The Notice of Grant is part of the Option Agreement.

(q) “Option” means this stock option.

(r) “Optioned Stock” means the Common Stock subject to this Option.

(s) “Optionee” means the person named in the Notice of Grant or such person’s successor.

(t) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(u) “Securities Act” means the Securities Act of 1933, as amended.

(v) “Service Provider” means an Employee, Director or Consultant.

(w) “Share” means a share of the Common Stock, as adjusted in accordance with Section 11 of this Agreement.

(x) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

2. Grant of Option. The Board hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement the Option to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of this Agreement.

3. Exercise of Option.

(a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of this Agreement.

(b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be completed by the Optionee and delivered to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any required withholding taxes. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price and applicable withholding taxes.

(c) Legal Compliance. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

4. Optionee’s Representations. In the event the Shares have not been registered under the Securities Act at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a) cash or check;

(b) consideration received by the Company under a cashless exercise program implemented by the Company; or

(c) if permitted by the Board, surrender of other Shares, provided Shares acquired directly or indirectly from the Company, (i) have been owned by the Optionee and not subject to substantial risk of forfeiture for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

6. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

7. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Agreement.

8. Termination of Relationship as a Service Provider. If the Optionee ceases to be a Service Provider (other than for death or Disability), this Option may be exercised for a period of thirty (30) days after the date of such termination (but in no event later than the expiration date of this Option as set forth in the Notice of Grant) to the extent that the Option is vested on the date of such termination. To the extent that the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

9. Disability of Optionee. If the Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, this Option may be exercised for a period of twelve (12) months after the date of such termination (but in no event later than the expiration date of this Option as set forth in the Notice of Grant) to the extent that the Option is vested on the date of such termination. To the extent that Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

10. Death of Optionee. If the Optionee dies while a Service Provider, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of this Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate.

11. Adjustments , Dissolution, Merger or Asset Sale.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Board, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under this Option, may (in its sole discretion) adjust the number, class, and price of Shares covered by the Option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify Optionee as soon as practicable prior to the effective date of such proposed transaction. The Board in its discretion may provide for the Optionee to have the right to exercise his or her Option until such period of time as the Board may determine prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed

(c) Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, this Option may be assumed or an equivalent option may be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for this Option, then in the sole discretion of the Board, (i) the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable, and/or (ii) the Optionee will become entitled to receive an amount of cash equal to the quotient of (A) aggregate Fair Market Value of the unexercised Optioned Stock on the date of the merger or Change in Control (whether or not vested) less the aggregate Exercise Price per Share of the unexercised Optioned Stock on the date thereof, divided by (B) the per share Fair Market Value of a Share on the date of the merger or Change in Control. If the Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or Change in Control, the Board shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of time determined by the Board, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or Change in Control, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to this Option immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding

Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Stock in the merger or Change in Control.

(d) Termination Following Change of Control. If within twelve (12) months of a Change in Control the Optionee is terminated by the Company for other than Cause, death or Disability, then this Option will immediately vest and become exercisable as to 100% of the Shares subject to this Option.

12. Lock-Up Period. Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act.

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Optionee agrees that any transferee of any Option shall be bound by this Section.

13. Registration. The Company intends to register on Form S-8 or a similar form that may be promulgated in the future the shares of Common Stock underlying this Option (the “Registrable Securities”) in connection with an initial public offering of the Company’s Common Stock. In the event the Registrable Securities are not registered, the Optionee shall have the same registration rights as those set forth in Section 2.6 of that certain Investor Rights Agreement, dated June 8, 2003, between the Company and the individuals and entities listed on Exhibit A attached thereto.

14. Notices. Any notice to be given to the Company hereunder shall be in writing and shall be addressed to the Company. at its then current principal executive office or to such other address as the Company may hereafter designate to the Optionee by notice as provided in this Section. Any notice to be given to the Optionee hereunder shall be addressed to the Optionee at the address set forth beneath his signature hereto, or at such other address as the Optionee may hereafter designate to the Company by notice as provided herein. A notice shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive it.

15. Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all

Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

16. Entire Agreement; Governing Law. This Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

17. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

By Optionee’s signature and the signature of the Company’s representative below, Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of this Agreement. Optionee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to this Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE	XENOGEN CORPORATION

Signature	By

Print Name	Title

Residence Address

EXHIBIT A

XENOGEN CORPORATION

EXERCISE NOTICE

Xenogen Corporation

860 Atlantic Avenue

Alameda, CA 94501

Attention:	Corporate Secretary

1. Exercise of Option. Effective as of today, ________________, 20__, the undersigned (“Optionee”) hereby elects to exercise ______________ shares (the “Shares”) of the Common Stock of Xenogen Corporation (the “Company”) under and pursuant to the Stand-Alone Stock Option Agreement dated July 13, 2004, (the “Option Agreement”). The purchase price for the Shares shall be $_______, as required by the Option Agreement.

2. Delivery of Payment. Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 11 of the Option Agreement.

5. Company’s Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the

Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or a trust for the benefit of the Optionee’s immediate family shall be exempt from the provisions of this Section. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Board, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board shall be final and binding on all parties.

10. Entire Agreement; Governing Law. The Option Agreement is incorporated herein by reference. This Agreement, and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:	Accepted by:

OPTIONEE	XENOGEN CORPORATION

Signature

Print Name

Address	Address

Date Received:

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	XENOGEN CORPORATION

SECURITY:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date: